POWER OF ATTORNEY



	Know all persons by these presents that Hiroshi Sakamoto whose signature appears below constitutes and appoints John C. Barpoulis, Peter B. Saba and Kerri R. Morey and each of them, as her true and lawful attorney-in-fact and agent, with full and several power of substitution and with authority to act alone, for him and in his name, place and stead, in any and all capacities to:

	(1)	execute for and on behalf of the undersigned Forms 3, 4 and 5 and any amendments and supplements to those forms in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4, or 5 and any amendments and supplements to those forms and file such form with the United States Securities and Exchange Commission, the New York Stock
Exchange and any other authority; and

	(3)	take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion;

granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

	This Power of Attorney is continuing and shall remain in effect so long as the undersigned is a director of USEC Inc., a Delaware corporation, unless the undersigned executes and delivers to the Secretary of USEC Inc. a written revocation of this Power of Attorney.

	The undersigned acknowledges that each foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.



Date:	_August 30, 2010________		___/s/ Hiroshi Sakamoto_______
								Hiroshi Sakamoto